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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 29, 2005
                   -----------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-19557                  36-3777824
----------------------------         --------------          -------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

                1955 W. Field Court, Lake Forest, Illinois 60045
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
                           --------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 29, 2005, Salton announced that it has entered into a definitive agreement to sell its 52.6% ownership interest in Amalgamated Appliance Holdings Limited (AMAP) to a group of investors led by Interactive Capital (Proprietary) Limited. The aggregate purchase price is R 518 682 520 (five hundred and eighteen million six hundred and eighty two thousand five hundred and twenty rand).

         The closing is subject to certain conditions, including dematerialization of the certificated AMAP shares.

ITEM 8.01 OTHER EVENTS

         On August 29, 2005, the Company issued a press release announcing that Salton has entered into a definitive agreement to sell its 52.6% ownership interest in AMAP. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 Sale Agreement between Interactive Capital (Proprietary) Limited, in its own right and for on behalf of each member of a consortium, and Salton, Inc., on behalf of Pifco Overseas Limited.

                  99.2     Press Release dated August 29, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 29, 2005

                                           SALTON, INC.


                                           /s/ WILLIAM B. RUE
                                           ----------------------------------
                                           William B. Rue
                                           President and Chief Operating Officer
                                           and Director

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                                  EXHIBIT INDEX





EXHIBIT
  NO.                            DESCRIPTION
-------                          -----------
  99.1    Sale Agreement between Interactive Capital (Proprietary) Limited, in its own right and for on behalf of each member of a consortium, and
          Salton, Inc., on behalf of Pifco Overseas Limited.

  99.2    Press Release dated August 29, 2005.



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